                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   June 15, 1999


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                      1-7882              94-1692300
          --------                      ------              ----------
(State or other jurisdiction         (Commission         (I.R.S. Employer
          of incorporation)          File Number)      Identification No.)

          One AMD Place,
          P.O. Box 3453
          Sunnyvale, California                             94088-3453
          ---------------------                             ----------
(address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
     including area code:                                   (408) 732-2400
                                                            --------------

Item 2.   Acquisition or Disposition of Assets
-------   ------------------------------------

     On June 15, 1999, Advanced Micro Devices, Inc. (the "Company" or "AMD") announced the completion of the sale of Vantis Corporation ("Vantis"), a wholly owned subsidiary of AMD, to Lattice Semiconductor Corporation. Vantis develops and markets complex and simple, high performance, complementary metal oxide semiconductor programmable logic devices ("PLDs"). AMD received, net of cash and short-term investments of approximately $62 million held by Vantis, approximately $438 million in cash. AMD's preliminary gain on the sale of Vantis of approximately $436 million, subject to adjustment (if any) based on the final determination of the net asset value of Vantis at June 15, 1999, will be recorded in its second quarter ended June 27, 1999. The full text of the press release relating to the completion of the sale of Vantis is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

(b)  Pro Forma Financial Information

        On June 15, 1999, AMD announced the completion of the sale of Vantis to Lattice Semiconductor Corporation. Vantis develops and markets complex and simple, high performance, complementary metal oxide semiconductor PLDs. AMD received, net of cash and short-term investments of approximately $62 million held by Vantis, approximately $438 million in cash. AMD's preliminary gain on the sale of Vantis of approximately $436 million, subject to adjustment (if any) based on the final determination of the net asset value of Vantis at June 15, 1999, will be recorded in its second quarter ended June 27, 1999. The full text of the press release relating to the completion of the sale of Vantis is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.

     The following unaudited pro forma condensed consolidated financial statements present financial information for AMD giving effect to the sale of Vantis, which was consummated on June 15, 1999. The unaudited pro forma condensed consolidated balance sheet as of March 28, 1999 is presented as if the sale had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the quarterly period ended March 28, 1999 and the fiscal year ended December 27, 1998 are presented as if the sale had occurred at the beginning of the earliest period presented.

     The pro forma condensed consolidated financial statements should be read in conjunction with AMD's unaudited condensed consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the period ended March 28, 1999 and the audited and consolidated financial statements and notes thereto incorporated by reference in the Company's annual report on Form 10-K for the fiscal year ended December 27, 1998. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(Thousands)

                                                                                         March 28, 1999
                                                                   --------------------------------------------------------
                                                                                  Business to be    Pro forma
Assets                                                              Historical       disposed       adjustment   Pro forma
------                                                             -----------      -----------     ----------  -----------
Current assets:
  Cash, cash equivalents and short-term investments                $   489,145      $ (76,864)    $ 514,772 [A] $   927,053
  Accounts receivable, net                                             376,360        (24,351)       28,060 [B]     380,069
  Inventories:
    Raw materials                                                       14,689             --            --          14,689
    Work-in-process                                                    132,516         (5,440)           --         127,076
    Finished goods                                                      35,465         (2,906)           --          32,559
                                                                   -----------      -----------   ---------     -----------
      Total inventories                                                182,670         (8,346)           --         174,324
  Deferred income taxes                                                206,745        (16,605)     (160,103)[C]      30,037
  Prepaid expenses and other current assets                             73,701        (13,595)           --          60,106
                                                                   -----------      -----------                 -----------
      Total current assets                                           1,328,621       (139,761)           --       1,571,589
Property, plant and equipment, at cost                               4,771,052        (34,591)           --       4,736,461
Accumulated depreciation and amortization                           (2,197,561)        28,215            --      (2,169,346)
                                                                   -----------      -----------                 -----------
      Property, plant and equipment, net                             2,573,491         (6,376)                    2,567,115
Investment in joint venture                                            232,313             --            --         232,313
Other Assets                                                           171,068         (6,198)           --         164,870
                                                                   -----------      -----------                 -----------
                                                                   $ 4,305,493      $(152,335)                  $ 4,535,887
                                                                   ===========      ===========                 ===========
Liabilities and Stockholders' Equity
------------------------------------

Current liabilities:
  Notes payable to banks                                           $     5,941      $      --            --     $     5,941
  Accounts payable                                                     343,980        (45,497)     $ 28,060 [B]     326,543
  Accrued compensation and benefits                                     81,451         (4,383)           --          77,068
  Accrued liabilities                                                  133,468         (5,557)           --         127,911
  Income tax payable                                                    21,610         (4,712)           --          16,898
  Deferred income on shipments to distributors                         102,503        (29,096)           --          73,407
  Current portion of long-term debt, capital lease
    obligations and other                                              174,663         (2,000)           --         172,663
                                                                   -----------      -----------                 -----------
      Total current liabilities                                        863,616        (91,245)                      800,431

Deferred income taxes                                                   28,226            (49)           --          28,177
Long-term debt, capital lease obligations and other,
  less current portion                                               1,539,957         (1,250)           --       1,538,707

Commitments and contingencies

Stockholders' equity:
  Capital stock:
      Common stock, par value                                            1,478           (442)          447 [A]       1,483
  Capital in excess of par value                                     1,080,729        (33,006)        3,959 [A]   1,051,682
  Retained earnings                                                    833,804        (26,303)      350,263 [A]   1,157,764
  Accumulated other comprehensive loss                                 (42,317)           (40)           --         (42,357)
                                                                   -----------      -----------                 -----------
      Total stockholders' equity                                     1,873,694        (59,791)                    2,168,572
                                                                   -----------      -----------                 -----------
                                                                   $ 4,305,493      $(152,335)                  $ 4,535,887
                                                                   ===========      ===========                 ===========

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (Thousands except per share amounts)

                                                                        Quarter ended March 28, 1999
                                                           ------------------------------------------------------
                                                           Historical   Business to be  Pro forma       Pro forma
                                                                           disposed     adjustment
                                                           ----------    ----------     ----------      ----------
Net sales                                                  $  631,593    $  (47,157)    $ 17,176 [B]    $  601,612

Expenses:
  Cost of sales                                               450,431       (20,394)      17,176 [B]       447,213
  Research and development                                    159,946        (8,245)           -           151,701
  Marketing, general and administrative                       127,310       (12,150)           -           115,160
  Restructuring and other special charges                      15,016            --            -            15,016
                                                           ----------    ----------     ----------      ----------
                                                              752,703       (40,789)      17,176           729,090
                                                           ----------    ----------     ----------      ----------

Operating loss                                               (121,110)       (6,368)           -          (127,478)

Interest income and other, net                                 10,768        (1,190)           -             9,578
Interest expense                                              (20,763)           --            -           (20,763)
                                                           ----------    ----------     ----------      ----------

Loss before income taxes and equity in joint venture         (131,105)       (7,558)           -          (138,663)
Benefit for income taxes                                       (5,473)       (2,761)           -            (8,234)
                                                           ----------    ----------     ----------      ----------

Loss before equity in joint venture                          (125,632)       (4,797)           -          (130,429)
Equity in net loss of joint venture                            (2,735)           --            -            (2,735)
                                                           ----------    ----------     ----------      ----------

Net loss                                                   $ (128,367)   $   (4,797)    $      -        $ (133,164)
                                                           ==========    ==========     ==========      ==========
Net loss per common share:
  Basic                                                    $    (0.88)                                  $    (0.91)
                                                           ==========                                   ==========
  Diluted                                                  $    (0.88)                                  $    (0.91)
                                                           ==========                                   ==========
Shares used in per share calculation:
  Basic                                                       145,909                                      145,909
                                                           ==========                                   ==========
  Diluted                                                     145,909                                      145,909
                                                           ==========                                   ==========

ADVANCED MICRO DEVICES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) (Thousands except per share amounts)

                                                                    Fiscal year ended December 27, 1998
                                                           ------------------------------------------------------
                                                           Historical   Business to be  Pro forma       Pro forma
                                                                           disposed     adjustment
                                                           ----------    ----------     ----------      ----------
Net sales                                                  $2,542,141    $ (204,997)    $ 88,455 [B]    $2,425,599

Expenses:
  Cost of sales                                             1,718,703      (101,442)      88,455 [B]     1,705,716
  Research and development                                    567,402       (35,616)           -           531,786
  Marketing, general and administrative                       419,678       (46,339)           -           373,339
                                                           ----------    ----------     ----------      ----------
                                                            2,705,783      (183,397)      88,455         2,610,841
                                                           ----------    ----------     ----------      ----------

Operating loss                                               (163,642)      (21,600)           -          (185,242)

Litigation settlement                                         (11,500)            -            -           (11,500)
Interest income and other, net                                 34,207        (4,419)           -            29,788
Interest expense                                              (66,494)            -            -           (66,494)
                                                           ----------    ----------     ----------      ----------

Loss before income taxes and equity in joint venture         (207,429)      (26,019)           -          (233,448)
Benefit for income taxes                                      (91,878)       (8,807)           -          (100,685)
                                                           ----------    ----------     ----------      ----------

Loss before equity in joint venture                          (115,551)      (17,212)           -          (132,763)
Equity in net income of joint venture                          11,591             -            -            11,591
                                                           ----------    ----------     ----------      ----------

Net loss                                                   $ (103,960)   $  (17,212)    $      -        $ (121,172)
                                                           ==========    ==========     ==========      ==========
Net loss per common share:
  Basic                                                    $    (0.72)                                  $    (0.84)
                                                           ==========                                   ==========
  Diluted                                                  $    (0.72)                                  $    (0.84)
                                                           ==========                                   ==========
Shares used in per share calculation:
  Basic                                                       143,668                                      143,668
                                                           ==========                                   ==========
  Diluted                                                     143,668                                      143,668
                                                           ==========                                   ==========

Notes to Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

     The following unaudited pro forma condensed consolidated financial statements present financial information for the Company giving effect to the sale of Vantis, which was consummated on June 15, 1999. The unaudited pro forma condensed consolidated balance sheet as of March 28, 1999 is presented as if the sale had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the three month period ended March 28, 1999 and for the fiscal year ended December 27, 1998 are presented as if the sale had occurred at the beginning of the earliest period presented.

2. Unaudited Pro Forma Consolidated Financial Adjustments

[A] Reflects the sale of the Company's wholly owned subsidiary, to Lattice Semiconductor Corporation ("Lattice") for total cash proceeds of $500,080,000 net of $62,172,000, which represents Vantis' cash and short-term investment balance as of June 15, 1999. Included in pro forma retained earnings at March 28, 1999 is the resulting estimated gain to be recognized on the sale net of compensation expense recorded in connection with options to purchase AMD Stock previously issued to Vantis employees applicable income taxes and as if the sale occurred on March 28, 1999. The estimated gain on disposition will be recorded in the second quarter of fiscal 1999. The actual gain amount will be determined based on the excess of proceeds received over the actual carrying value of the Vantis net assets as of June 15, 1999 less direct costs associated with the sale. Pursuant to Article 11 of Regulation S-X, the preliminary gain to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statement of operations for the quarter ended March 28, 1999 and the fiscal year ended December 27, 1998 due to its non-recurring nature.

[B] Subsequent to the Vantis sale, the Company will continue to provide services to Vantis pursuant to various re-negotiated service contracts. According to the service contracts, the Company will continue to provide the wafer fabrication, assembly, test, mark, pack and administrative services to Vantis. The wafer fabrication and assembly, test, mark and pack service agreements will continue to September 2003 and the administrative service agreements will expire between six and 15 months after the closing date. The pro forma adjustments to the condensed consolidated statement of operations for the quarter ended March 28, 1999 and the fiscal year ended December 27, 1998 reflect the sales to Vantis and the related expenses pursuant to the aforementioned service contracts. These intercompany transactions were previously eliminated for purpose of the Company's historical consolidated financial statements.

[C] The pro forma adjustment to deferred income taxes in the condensed consolidated balance sheet as of March 28, 1999 is based on the Company's actual effective tax rate of 36.7%.


(c)  Exhibits


     Number               Exhibit
     ------               -------

     99        Press release dated June 15, 1999

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANCED MICRO DEVICES, INC.



Date:  June 30, 1999          By: /s/ Francis P. Barton
                                  ---------------------
                                  Francis P. Barton
                                  Senior Vice President, Chief Financial Officer

                                 Exhibit Index
                                 -------------


Number              Exhibit
------              -------


99        Press release dated June 15, 1999.